[SHIP]
                           THE VANGUARD GROUP(R) LOGO
                        VANGUARD(R) STRATEGIC EQUITY FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2003

In the "Fund Profile" section of the prospectus, the text titled "Primary Investment Strategies" is replaced with the following:

The Fund invests in small- and mid-capitalization domestic stocks based on the adviser's assessment of the relative return potential of the securities. The adviser selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their peers, by using proprietary software programs that allow comparisons among hundreds of securities at a time.

In the "More on the Fund" section of the prospectus, the first paragraph under "Security Selection" is replaced with the following:

Vanguard, the Fund's investment adviser, constructs a broadly diversified portfolio of small- and mid-cap domestic stocks based on its assessment of the relative return potential of the underlying securities. Vanguard selects securities that it believes offer a good balance between reasonable valuations and attractive growth prospects relative to their peers. Vanguard implements its stock-selection process through the use of proprietary software programs that allow comparisons among hundreds of securities at a time. Vanguard selects from the most attractive securities in the Morgan Stanley Capital International
(MSCI) US Small + Mid Cap 2200 Index, a market-capitalization weighted composite of the MSCI US Small Cap 1750 Index and the MSCI US Mid Cap 450 Index. The resulting portfolio is "optimized" to be as neutral as possible in sector and market-cap weightings relative to the composite Index.

The Plain Talk(R) titled "The Fund's Adviser" is replaced with the following:

                               THE FUND'S ADVISER

The active quantitative management process within Vanguard's Quantitative Equity
Group  is  a  team-based  approach.   The  managers  primarily  responsible  for
overseeing the Fund's investments are:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.

JOEL M. DICKSON, Principal of Vanguard. He has worked in investment management for Vanguard since 1996 and has managed the Fund since 2003. Education: A.B., Washington University in St. Louis; Ph.D., Stanford University.




(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS114  062003